UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2021

MANPOWERGROUP INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 961-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	MAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 23, 2021, ManpowerGroup Inc., a Wisconsin corporation (the “Company”), and its wholly owned subsidiaries ManpowerGroup Global Inc., a Wisconsin corporation (“MPGG”), and Longhorn 2021 LP, a Delaware limited partnership (“Merger Sub”), entered into an Equity Purchase and Merger Agreement, dated as of August 23, 2021 (the “Purchase Agreement”), by and among AMCP Staffing Holdings, LP, a Delaware limited partnership (“Holdings” or “ettain”), AMCP II Staffing Corp Holdings Holdco, LLC, a Delaware limited liability company (“Blocker Seller”), which is the owner of all the issued and outstanding equity interests in AMCP II Staffing Corp Holdings, LP, a Delaware limited partnership (“Blocker”), solely in its capacity as the representative of the various other seller entities (the “Sellers”), AMCP Staffing Holdings GP, LLC, a Delaware limited liability company (the “Representative”), MPGG, Merger Sub and, solely for purposes of its obligations as a guarantor pursuant to Section 10.20 of the Purchase Agreement, the Company.

The Purchase Agreement provides that, upon the terms and subject to the conditions set forth in the Purchase Agreement, (a) at the closing, MPGG will purchase, acquire and accept from Blocker Seller, and Blocker Seller will sell, assign, transfer, convey and deliver to MPGG, all of the issued and outstanding equity interests in Blocker (the “Equity Purchase”) and (b) as of the effective time of the Merger (as defined below), Merger Sub will merge with and into Holdings, with Holdings continuing as the surviving entity and a wholly owned subsidiary of MPGG (the “Merger” and, together with the Equity Purchase, collectively, the “Acquisition”). Subject to the terms and conditions set forth in the Purchase Agreement, MPGG has agreed to pay $925,000,000 in cash, subject to certain working capital, debt and other adjustments as set forth in the Purchase Agreement (the “Consideration”). At the closing of the Acquisition, MPGG will deposit $12,238,000 of the Consideration with an escrow agent to (x) fund the Sellers’ payment obligations with respect to the working capital and other post-closing adjustments, (y) reimburse MPGG for any amounts to be paid after the closing in connection with existing earn-out obligations related to the prior acquisitions of two indirect subsidiaries of Holdings and (z) support certain post-closing indemnification obligations of the Sellers as described in more detail in the Purchase Agreement.

Under the Purchase Agreement, MPGG, Merger Sub, Holdings and Blocker Seller have made customary representations and warranties and have agreed to be bound to customary covenants for transactions of this type, including committing to use reasonable best efforts to obtain necessary approvals under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”). The representations and warranties will not survive the closing of the Acquisition. Instead, to provide for coverage against any breaches by Holdings or Blocker Seller with respect to each of their respective representations, warranties and covenants, the Company has obtained a representation and warranty insurance policy. The policy is subject to a retention amount, exclusions, policy limits and certain other terms and conditions.

In connection with the entry into the Purchase Agreement, certain of the Sellers’ affiliates have also entered into a restrictive covenant agreement (the “AMCP Restrictive Covenant Agreement”) committing to, among other things, maintain confidentiality with respect to the target business and to be prohibited from soliciting or hiring employees of the target business for a period of two years following the Acquisition.

The completion of the Acquisition is subject to customary closing conditions, including, among others: (a) the absence of certain legal impediments to the consummation of the Acquisition; (b) the expiration or termination of the applicable waiting period under the HSR Act; and (c) the AMCP Restrictive Covenant Agreement remaining in force and effect.

The Acquisition is not subject to any financing condition. The Company plans to fund the Consideration and transaction expenses with cash on hand and borrowings from the Company’s senior revolving credit facility.

The Purchase Agreement contains customary termination rights for the parties thereto, including (a) the right of MPGG or the Representative to terminate if the Acquisition is not consummated on or before November 23, 2021 (which date will be automatically extended by an additional three months if the HSR Act approval condition has not been satisfied at the end of such first three-month period); (b) (i) the right of MPGG to terminate (subject to certain conditions) if Holdings or Blocker Seller is in breach of the Purchase Agreement and (ii) the right of the Representative to terminate (subject to certain conditions) if MPGG is in breach of the Purchase Agreement (in the case of each of the foregoing clauses (i) and (ii), to the extent that the breach would cause the applicable closing condition related to the accuracy of any of the applicable party’s representations and warranties or the performance of such applicable party’s obligations under the Purchase Agreement not to be met); and (c) the right of MPGG or the Representative to terminate in the event of a final and non-appealable order by a court or other governmental entity prohibiting the Acquisition.

The foregoing description of the Purchase Agreement is a summary of the material terms of the Purchase Agreement, does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Purchase Agreement and related description are intended to provide information regarding the terms of the Purchase Agreement and are not intended to modify or supplement any factual disclosures about the Company in its reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the Purchase Agreement and related description are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company, MPGG, Merger Sub, Holdings, Blocker, Blocker Seller or the Representative (each, a “Party” and, collectively, the “Parties”). The representations and warranties have been negotiated with the principal purpose of not establishing matters of fact, but rather as a risk allocation method establishing the circumstances under which a Party may have the right not to consummate the Acquisition if the representations and warranties of the other Party prove to be untrue due to a change in circumstance or otherwise. As is customary, the assertions embodied in the representations and warranties made by Holdings and Blocker Seller in the Purchase Agreement are qualified by information contained in confidential disclosure schedules that Holdings and Blocker Seller have delivered to the Company, MPGG and Merger Sub in connection with the signing of the Purchase Agreement. The representations and warranties also may be subject to a contractual standard of materiality different from those generally applicable under the securities laws. Shareholders of the Company are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or the other Parties. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement.

Item 7.01	Regulation FD Disclosure.

On August 24, 2021, the Company issued a press release announcing the execution of the Purchase Agreement described in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On August 24, 2021, the Company will hold a conference call with analysts and investors regarding the transactions contemplated by the Purchase Agreement. The materials furnished as Exhibit 99.2 to this Current Report on Form 8-K are incorporated herein by reference and will be presented during such conference call.

The information contained in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy any securities.

* * * * *

Forward-Looking Statements

This Current Report on Form 8-K contains not only historical information, but also forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and that are subject to the safe harbor created by those sections. These forward-looking statements include, without limitation, statements regarding anticipated timing and completion of the Acquisition, anticipated results of the Acquisition and the impact on the Company’s future financial and operating performance, the expected tax treatment of the transaction, anticipated synergies, expected integration and transaction costs and the intended sources of funds for the transaction. Forward looking statements can be identified through the use of words such as “may,” “will,” “intend,” “should,” “expect,” “believe,” “estimate,” “anticipate” and similar expressions. Actual results may differ materially from those described or contemplated in the forward-looking statements. Factors that may cause actual results to differ materially from those contained in the forward-looking statements include, among others, (i) the Company’s inability to achieve expectations regarding the timing, completion, integration, accounting and tax treatments related to the Acquisition of ettain; (ii) the Company’s inability to achieve expected synergies and operating efficiencies from the Acquisition within the expected time frames or at all; (iii) the potential impact of the announcement on relationships with the Company’s and/or ettain’s employees, customers, suppliers and other business partners; (iv) inability to retain key personnel; (v) changes in legislation or regulations; (vi) developments in the COVID-19 pandemic and resulting business and operational impacts on the Company and/or ettain; (vii) economic, financial or social conditions that could adversely affect the Company, ettain or the Acquisition; (viii) unanticipated liabilities or exposures for which the Company has not been indemnified or otherwise may not recover under insurance or otherwise; and (ix) other risks to the Company’s business and results of operations; each as further discussed in the Company’s reports filed with the SEC, including the information under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2020, which information is incorporated by reference. Any forward-looking statement reflects only the Company’s belief at the time the statement is made. Except as required by law, the Company undertakes no obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Equity Purchase and Merger Agreement, dated as of August 23, 2021, by and among AMCP Staffing Holdings, LP, AMCP II Staffing Corp Holdings Holdco, LLC, solely in its capacity as the representative of the seller entities, AMCP Staffing Holdings GP, LLC, ManpowerGroup Global Inc., Longhorn 2021 LP and, solely for purposes of Section 10.20 thereof, ManpowerGroup Inc.*

99.1	Press Release issued by ManpowerGroup Inc. on August 24, 2021

99.2	Investor Presentation Materials, dated August 24, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

All exhibits and schedules to the Equity Purchase and Merger Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. ManpowerGroup Inc. will furnish the omitted exhibits and schedules to the SEC upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWERGROUP INC.

Dated: August 24, 2021	By:	/s/ Richard Buchband
	Name:	Richard Buchband
	Title:	Senior Vice President, General Counsel and Secretary